                                                                   EXHIBIT 10.15

                            ASSET PURCHASE AGREEMENT
                            ------------------------
                       AND ASSIGNMENT OF CONTRACT RIGHTS
                       ---------------------------------

     THIS ASSET PURCHASE AGREEMENT AND ASSIGNMENT OF CONTRACT RIGHTS (this

"Agreement") dated as of March 15, 2001 (the "Effective Date"), between
----------
Comdisco, Inc., a Delaware corporation having an office at 6111 North River Road, Rosemont, Illinois 60018 ("Seller"), and NetSolve, Incorporated, a
                                  ------
Delaware corporation, having an office at 12331 Riata Trace Parkway, Austin, Texas 78727 ("Buyer").
               -----

                                   RECITALS:
                                   --------

     Seller is engaged in remote monitoring and network management services (the "Business"), among other things. Seller desires to retain all of its assets and
 --------
properties used in connection with the Business and not listed on Schedule 1.1 hereto as well as any other service or other portion of the Seller's business not included in the definition of the Business (the "Retained Business") and to
                                                     -----------------
sell to Buyer and Buyer desires to acquire from Seller, all right, title and interest of Seller in and to the portion of the contracts of Seller relating to the Business, all upon the terms and subject to the conditions herein.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto agree as follows:

     1.    Acquisition
           -----------

     1.1.  Acquired Contracts
           ------------------

     (a) In consideration of the payment by Buyer of the Acquisition Price (as defined in Section 3.1 below) and certain additional payments as described herein, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer hereby purchases, acquires and takes assignment and delivery of, all the right, title and interest of Seller in and to the contracts or the portions of the contracts of Seller listed on Schedule 1.1 and identified thereon as "Acquired
                                                                    --------
           Contracts". As described in Section 8.2 hereof, certain contracts of
           ---------
           Seller relating to the Business are, as of the Effective Date, subject to certain consent requirements or other conditions and are not being assigned at this time. If and when such contracts are assigned, as contemplated in Section 8.2 hereof, they shall become Acquired Contracts as of that time.

     (b) Except as set forth on Schedule 1.1, all of the Acquired Contracts are fully assignable without any action on the part of any party, or all action necessary to effect the assignment evidenced hereby has been taken, and the Acquired Contracts are being sold, assigned, transferred, conveyed and delivered to Buyer free and clear of all claims, encumbrances, security interests, mortgages, pledges, restrictions, charges, or liens of any kind, including, without limitation, tax liens ("Liens").
                                   -----
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     1.2.  Excluded Assets. Notwithstanding the foregoing, Seller is not
           ---------------
           selling, assigning, transferring, conveying or delivering, and Buyer is not purchasing pursuant to this Agreement, and the term "Acquired Contracts" does not include, any contracts, portions of contracts, assets or properties of Seller not expressly and specifically included in the list of Acquired Contracts on Schedule 1.1 as it may be updated hereafter pursuant to Section 8.3 (the "Excluded Assets").
                                                              ---------------

     2.    Limited Assumption of Obligations
           ---------------------------------

     2.1.  Assumption of Obligations.  Subject to the terms, conditions,
           -------------------------
           representations and warranties contained herein, Buyer hereby assumes and agrees to fully and completely perform and discharge when due all obligations of Seller arising after the Service Date with respect to the Acquired Contracts (the "Assumed Obligations") and no other
                                        -------------------
           obligations or liabilities of Seller. For each Acquired Contract, the "Service Date" is the earlier of: (i) the date the transition from
            ------------
           Seller's network operations center in Wood Dale, Illinois to Buyer's network operations center in Austin, Texas is complete for the particular Acquired Contract; or (ii) thirty days following both the Closing of the particular Acquired Contract and the provision by Seller to Buyer (as confirmed by Buyer in writing) of, at a minimum, the network diagrams, ARS database images, escalation procedures, performance reports and contact lists for the particular Acquired Contract, each in the best available format as specified on Schedule
           2.1. The Service Date for each Acquired Contract shall be documented in a writing signed by both Buyer and Seller. Seller shall retain and agrees to fully and completely perform and discharge when due all obligations which arose prior to the Service Date with respect to the Acquired Contracts, as well as all obligations with respect to the Excluded Assets. Except as expressly provided herein, Buyer does not assume or agree to pay, perform or discharge, any debts, liabilities, obligations, claims, expenses, taxes, contracts, accounts payable, or commitments of any kind, character or description, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or undetermined (collectively, "Obligations") of Seller.
                                        -----------
     2.2.  Excluded Obligations. Regardless of whether any of the following may
           --------------------
           be disclosed to Buyer pursuant to Section 4 hereof or otherwise, or whether Buyer has knowledge of same, other than the Assumed Obligations, Buyer does not assume, and shall have no liability for Obligations arising out of any act or omission of Seller (the "Excluded Obligations") including, without limitation, any Obligation
            --------------------
           of Seller relating to or arising from: (i) the breach of Seller's obligations under the Acquired Contracts prior to the Service Date;
           (ii) any infringement by Seller on the rights of others in connection with the Business; (iii) taxes, including, without limitation, any social security taxes or any other taxes relating to Seller's current or former employees, any employment or withholding taxes upon employees collected by Seller, any income, capital gains, sales, use or transfer tax arising from the operations of Seller, including any thereof that may be due in connection with the transactions contemplated hereby; (iv) any accrued but unpaid payroll, severance, bonus, holiday, vacation and/or employee benefit obligations to employees of Seller; (v) any damages, fines, interest or penalties assessed by any federal, state, county, city or municipal government or governmental agency or authority; or (vi) any current or long-term debts, payables or amounts owing to any of Seller's officers, directors, shareholders or any of their affiliates or any other third party. Seller retains, and shall fully and completely pay, perform and discharge when due all Excluded Obligations.

     3.    Acquisition Price and Certain Additional Payments
           -------------------------------------------------

     3.1.  Acquisition Price. Upon Closing (as that term is defined in Section
           -----------------
           8.3 below), Buyer will make a payment to Seller equal to * percent (*%) of the Aggregate Remaining Term Value (specified on Schedule 1.1 hereto) of the Acquired Contracts ("Acquisition Price"). The parties
                                               -----------------
           understand and agree that the Aggregate Remaining Term Value shall not include any contracts pursuant to which Buyer performs services as a subcontractor of Seller under Section 7.7.

     3.2.  Additional Continuing Payments. In addition to the Acquisition Price,
           ------------------------------
           Buyer agrees to pay Seller the continuing payments described below.

           (a) Commencing as of the Service Date and continuing until such time as Buyer has collected aggregate fees from customers under the Acquired Contracts equal to the Aggregate Remaining Term Value of all Acquired Contracts, Buyer will, on or before the twentieth
               (20th) day of each month, pay Seller an amount equal to a certain percentage of the fees (specified on Schedule 1.1 hereto) collected by Buyer during the previous month for services previously rendered by Buyer under the Acquired Contracts. The first payment of fees by Buyer to Seller for each Acquired Contract under this subsection will be prorated so that Seller shall receive the pro rata portion allocable to that part of the first month that follows the Service Date. After Buyer has collected fees from the customers under the Acquired Contracts equal to the Aggregate Remaining Term Value of all Acquired Contracts, the additional monthly payment provided for in this paragraph shall be increased to * percent (*%) of the fees collected by Buyer during the previous month for services previously rendered by Buyer under the Acquired Contracts.

           (b) For any New Business (as defined below) sold by Buyer to customers under the Acquired Contracts and booked by Buyer on or before March 31, 2002, Buyer will, on or before the twentieth
               (20th) day of each month, pay Seller * percent (*%) of the fees collected by Buyer during the previous month relating to such New Business. For any New Business

* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission sold by Buyer to customers under the Acquired Contracts and booked by Buyer after March 31, 2002, Buyer will, on or before the twentieth (20th) day of each month, pay Seller * percent (*%) of the fees collected by Buyer during the previous month relating to such New Business. "New Business" shall mean additional
                                      ------------
               recurring network management services, including such services for new locations, not being purchased by the customer under the Acquired Contract at the time of Closing. In the event that the aggregate fees collected by Buyer under the Acquired Contracts for network management services are, at any point in time and on an ongoing basis, less than the amount of the anticipated fees that Buyer should have collected based on the Aggregate Remaining Term Value of the Acquired Contracts, due to early terminations not caused by Buyer performance or quality issues, Buyer will have the right to reduce the percentage applicable to New Business to * percent (*%).

           (c) The monthly payments provided for under Sections 3.2(a) and 3.2(b) shall continue through the later of March 31, 2004, or the expiration or termination of the original term of the Acquired Contract. All Acquired Contracts, whether in their initial term or a renewal term, will be included in calculating such monthly payments for the period commencing as of the Service Date and ending March 31, 2004. For the period beginning April 1, 2004, only Acquired Contracts that are in their initial term will be included in the calculation of the payments.

           (d) For each customer of Seller (excluding customers under the Acquired Contracts) which Seller refers to Buyer in writing and with which Buyer enters into a contract for the sale of Buyer's network management services (each, a "New Customer Contract"),
                                                     ---------------------
               Buyer will, on or before the twentieth (20th) day of each month, pay Seller an amount equal to * percent (*%) of the fees collected by Buyer during the previous month for services previously rendered by Buyer under each New Customer Contract. With respect to each New Customer Contract, the payments will continue for the longer of the initial term of such New Customer Contract or two (2) years from the date of the execution of such New Customer Contract, unless the New Customer Contract is terminated prior to such time, in which case Buyer's payments hereunder with respect to such New Customer Contract shall cease upon termination.

           (e) Notwithstanding any other provision of this Agreement, the parties understand and agree that the additional monthly payments provided for in this Section 3.2 shall be calculated solely on the basis of fees actually collected by Buyer for recurring network management services. In furtherance of this, the calculation of such additional monthly payments shall not include amounts received by Buyer for one-time implementation

* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission services and the like regardless of the manner in which Buyer structures the pricing under a particular contract.

     3.3.  Audit.  Buyer shall keep true and accurate records relating to the
           -----
           Acquired Contracts in accordance with reasonable business practices. Buyer shall make such records available for audit by Seller semi-annually upon thirty (30) days prior written notice, during regular business hours at Buyer's principal place of business, provided that no such audit shall unreasonably interfere with Buyer's business.

     4.    Representations and Warranties of Seller
           ----------------------------------------

           In addition to any other representations and warranties provided elsewhere in this Agreement, Seller hereby represents and warrants to Buyer as follows:

     4.1.  Organization of Seller.  Seller is a corporation duly organized,
           ----------------------
           validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite power and authority to own the Acquired Contracts, to conduct the Business as currently conducted by Seller and is duly licensed, permitted or qualified to do business in each jurisdiction listed on Schedule 4.1.

     4.2.  Authority.  Seller has all requisite power and authority to execute
           ---------
           and deliver this Agreement and, if applicable, the Subcontractor Agreement as defined in Section 7.7 below, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Seller has obtained all necessary approvals for the execution and delivery of this Agreement and, if applicable, the Subcontractor Agreement, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby. Both this Agreement and, if applicable, the Subcontractor Agreement have been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by the other parties hereto and thereto) constitutes Seller's legal, valid and binding obligation, enforceable against Seller in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     4.3.  Non-Contravention.  Except as set forth on Schedule 4.3, none of the
           -----------------
           execution and delivery of this Agreement and, if applicable, the Subcontractor Agreement by Seller, the performance of Seller's obligations hereunder and thereunder or the consummation by Seller of the transactions contemplated hereby or thereby will conflict with Seller's Certificate of Incorporation or By-laws or will, with or without notice, the passage of time or both, constitute a material breach or violation of, be in conflict with, constitute or create a material default under, or result in the creation or imposition of any Liens under (a) any contract, indenture, agreement, instrument, mortgage, lease or commitment to which Seller is a party or by which Seller is or any of Seller's properties are bound, or to which Seller is subject or (b) any law or statute or any judgment, decree, order, regulation or rule of any court or governmental or regulatory authority relating to Seller or the Business.

     4.4.  Solvency.  Seller is not currently insolvent, as such term is defined
           --------
           in Title 11 of the United States Bankruptcy Code or any state statute relating to insolvency, and none of the execution and delivery of this Agreement by Seller, the performance of its obligations hereunder or the consummation by Seller of the transactions contemplated hereby will render Seller insolvent or result in Seller being unable to pay its debts as they become due.

     4.5.  No Right to Terminate.  There has been no event which could give rise
           ---------------------
           to the right of any customer under an Acquired Contract to terminate the Acquired Contract.

     4.6.  Acquired Contracts.  Schedule 1.1 contains a true, complete and
           ------------------
           accurate list of all of the underlying agreements, Schedules and related Statements of Work of the Acquired Contracts. To the best of Seller's knowledge and belief and based upon Seller's good faith due diligence, Schedule 1.1 contains a true, complete and accurate list of: (i) the total amount billed under each such Acquired Contract each month; (ii) the price per device for each Acquired Contract;
           (iii) the term of each Acquired Contract; (iv) the Aggregate Remaining Term Value of each such Acquired Contract; (v) cancellation and/or early termination provisions of each Acquired Contract; and
           (vi) provisions in each Acquired Contract providing for credits, penalties or reduced prices.

     4.7.  Governmental Consents.  There are no consents, approvals or
           ---------------------
           authorizations of, or registrations, qualifications or filings with, governmental or regulatory agencies or authorities necessary in connection with the execution and delivery of this Agreement by Seller, the performance of Seller's obligations hereunder or the consummation of the transactions contemplated hereby.

     4.8.  Compliance with Laws.  Seller has conducted the Business, in all
           --------------------
           material respects, in accordance with all laws and statutes and rules, regulations, judgments, orders or decrees of any court or governmental or regulatory authority applicable to Seller, the Business or the Acquired Contracts, and Seller is not in violation of any such laws, statutes, rules, regulations, judgments, orders or decrees.

     4.9.  Litigation.  Except as set forth on Schedule 4.9, there are no
           ----------
           judicial or administrative actions, suits, proceedings or investigations pending or threatened, directly relating to or affecting the Seller, the Acquired Contracts or the Business which question the validity of this Agreement or challenge any of the transactions contemplated hereby or the enforceability of the Acquired Contracts, or the conduct of the Business under the Acquired Contracts by Buyer after the Service Date. To the best knowledge of Seller, there are no facts or circumstances that are reasonably likely to give rise to any of the foregoing.

     4.10  Permits.  There are no special permits, licenses, franchises, orders,
           -------
           certificates or approvals of any federal, state or local regulatory or administrative agency or court required for the lawful operation of the Business and the Acquired Contracts.

     4.11  Prepaid Fees.  There are no prepaid fees under any of the Acquired
           ------------
           Contracts.

     4.12. Status of the Acquired Contracts.  Except as disclosed on Schedule
           --------------------------------
           4.12, the Acquired Contracts are valid, legally binding and enforceable in accordance with their terms and are in full force and effect, and there are no existing material defaults (or events that, with notice or lapse of time or both, would constitute a material default) with respect to any of the Acquired Contracts. In accordance with Section 4.6, Seller has delivered to Buyer true and complete copies of each of the Acquired Contracts.

     4.13. Brokers, Finders Etc.  All negotiations relating to this Agreement
           ---------------------
           and the transactions contemplated hereby have been carried on without the participation of any person or entity acting on behalf of Seller in such manner as to give rise to any valid claim for any brokerage or finder's fee, commission or similar compensation.

     4.14. No Material Misstatements or Omissions.  No representation or
           --------------------------------------
           warranty made in this Agreement by Seller is false or misleading as to any material fact, or omits to state a material fact required to make any of the statements made herein not misleading in any material respect.

     5.    Representations and Warranties of Buyer.
           ---------------------------------------

     In addition to any other representations and warranties provided elsewhere in this Agreement, Buyer represents and warrants to Seller as follows:

     5.1.  Organization of Buyer. Buyer is a corporation duly organized, validly
           ---------------------
           existing and in good standing under the laws of the State of Delaware. Buyer has all requisite power and authority under its charter and governance documents and under applicable laws to execute and deliver this Agreement and, if applicable, the Subcontractor Agreement, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

     5.2.  Authority. Buyer has obtained all necessary approvals for the
           ---------
           execution and delivery of this Agreement and, if applicable, the Subcontractor Agreement, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby. Each of this Agreement and, if applicable, the Subcontractor Agreement, has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by the other parties hereto and thereto) constitutes Buyer's legal, valid and binding obligation, enforceable against Buyer in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     5.3.  Non-Contravention. None of the execution and delivery of this
           -----------------
           Agreement and, if applicable, the Subcontractor Agreement by Buyer, the performance of its obligations hereunder and thereunder, or the consummation by Buyer of the transactions contemplated hereby and thereby will constitute a violation of, or be in conflict with, Buyer's Certificate of Incorporation and By-laws or will, with or without notice, the passage of time or both, constitute a material breach or violation of, be in conflict with, constitute or create a material default under or result in the creation or imposition of any Liens upon any property of Buyer pursuant to (a) any contract, indenture, agreement, instrument, mortgage, lease or commitment to which Buyer is a party or by which any of its properties are bound, or to which Buyer is subject or (b) any law or statute or any judgment, decree, order, regulation or rule of any court or governmental or regulatory authority relating to Buyer.

     5.4.  Litigation. There are no actions, suits, proceedings or
           ----------
           investigations pending or threatened against Buyer which question the validity of this Agreement or challenge any of the transactions contemplated hereby and, to the best knowledge of Buyer, there are no facts or circumstances that are reasonably likely to give rise to any of the foregoing.

     5.5.  Brokers, Finders Etc. All negotiations relating to this Agreement and
           --------------------
           the transactions contemplated hereby have been carried on without the participation of any person or entity acting on behalf of Buyer in such manner as to give rise to any valid claim for any brokerage or finder's fee, commission or similar compensation.

     5.6.  Governmental Consents. There are no consents, approvals or
           ---------------------
           authorizations of, or registrations, qualifications or filings with, governmental or regulatory agencies or authorities necessary in connection with the execution and delivery of this Agreement by Buyer, the performance of Buyer's obligations hereunder or the consummation of the transactions contemplated hereby.

     6.    Indemnification.
           ---------------

     6.1.  Indemnification.
           ---------------

     (a) Seller agrees to defend, indemnify and hold harmless Buyer, any subsidiary or affiliate thereof and its officers, directors, shareholders and controlling persons, employees, agents, successors and assigns (the "Indemnified Buyer Group") from and against any and
                             -----------------------
           all Obligations (other than the Assumed Obligations), losses, damages, claims, costs, expenses, judgments, interest and penalties (including, without limitation, attorneys' and accountants' reasonable fees and disbursements incurred by the Indemnified Buyer Group in any action or proceeding between Seller and the Indemnified Buyer Group or between the Indemnified Buyer Group and any third party or otherwise) (collectively, "Losses") incurred as a result of,
                                               ------
           arising out of or resulting from:

           (i) the breach of any representation, warranty, covenant or agreement made by Seller contained in this Agreement; or

           (ii) any claim or cause of action of any third party (including, without limitation, any federal or state government entity), whether commenced before or after the Effective Date of this Agreement, arising out of any action, inaction, event, condition, or Obligation of Seller, including any claim or cause of action under any Acquired Contract arising or existing prior to the Service Date of the Acquired Contract (regardless of whether or not referred to on a Schedule to this Agreement or otherwise disclosed or known to Buyer as of the date hereof); or

           (iii) any fines or penalties assessed by any federal, state, county, city or municipal government or any governmental agency or authority to the extent arising out of any action, inaction, event, condition, or Obligation of Seller occurring or existing prior to the Service Date of the Acquired Contract to which such fine or penalty relates (regardless of whether or not referred to on a Schedule to this Agreement or otherwise disclosed or known to Buyer as of the date hereof); or

           (iv) failure to pay, perform or discharge when due any Excluded Obligation.


     (b) Buyer agrees to defend, indemnify and hold harmless Seller, any subsidiary or affiliate thereof and any of their officers, directors, controlling persons, employees, agents, successors and assigns (the "Indemnified Seller Group") from and against any and all Assumed
            ------------------------
           Obligations (other than the Excluded

           Obligations), losses, damages, claims, costs, expenses, judgments, interest and penalties (including, without limitation, attorneys' and accountants' reasonable fees and disbursements incurred by the Indemnified Seller Group in any action or proceeding between Buyer and Indemnified Seller Group or between the Indemnified Seller Group and any third party or otherwise) (collectively "Losses") incurred as a result of, arising out of or resulting from:

           (i) the breach of any representation, warranty, covenant or agreement made by Buyer contained in this Agreement; or

           (ii) any claim or cause of action of any third party (including, without limitation, any federal or state government entity) arising out of any action, inaction, event, condition, or Assumed Obligation of Buyer arising on or after the Service Date of the particular Acquired Contract to which such claim or cause of action relates; or

           (iii) the failure on the part of Buyer to pay, perform and discharge when due the Assumed Obligations; or

           (iv)  the failure of Buyer to perform under any Acquired Contract.

     6.2.  Survival of Representations and Warranties.  The representations and
           ------------------------------------------
           warranties made by Buyer and Seller are made as of the Closing and not on a continuous basis. All representations and warranties made by or on behalf of Seller in this Agreement shall be deemed to have been relied upon by Buyer (notwithstanding any investigation by Buyer).

     6.3.  Notice of Claims. An indemnified party shall give prompt written
           ----------------
           notice to the indemnifying party of any claim against the indemnified party which might give rise to a claim by the indemnified party against the indemnifying party under the indemnification provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure
                                               -----------------
           to give such notice will not effect the obligation of the indemnifying party to provide indemnification in accordance with the terms of Section 6.1 unless, and only to the extent that, the indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought against any indemnified party with respect to which the indemnifying party may have liability under the indemnification provisions contained herein, the indemnifying party shall, upon written acknowledgement by the indemnifying party that such action, suit or proceeding is an indemnifiable loss pursuant to Section 6.1, have the right, at the cost and expense of the indemnifying party, to defend such action in the name and on behalf of the indemnified party (using counsel reasonably satisfactory to the indemnified party), and, in connection with any such action, the indemnified party and indemnifying party agree to render to each other such assistance as may reasonably be required in order to ensure proper and adequate defense of such action; provided, however, that an indemnified party shall have the
                   -----------------
           right to retain its own counsel, with fees and expenses paid by the indemnifying party, if representation of such indemnified party by counsel retained by the indemnifying party would be inappropriate because of an actual conflict of interest between such indemnified party and the indemnifying party in the particular matter at hand. If the indemnifying party shall fail to defend such action, suit or proceeding, then the indemnified party shall have the right to defend such action without prejudice to its rights to indemnification under
           Section 6.1 and, in connection therewith, the indemnified party and the indemnifying party agree to render to each other such assistance as may reasonably be required in an effort to provide for the appropriate defense of such action. Neither the indemnified party nor the indemnifying party shall make any settlement of any claim which might give rise to liability of the indemnifying party under the indemnification provisions contained herein without the written consent of each party, which consent shall not be unreasonably withheld, delayed or conditioned.

     7.    Additional Agreements
           ---------------------

     7.1.  Operations. Buyer intends to transfer network operations for the
           ----------
           Acquired Contracts from Seller's center in Wood Dale, Illinois to Buyer's center in Austin, Texas as soon as reasonably practical following the assignment of the Acquired Contracts to Buyer hereunder. Seller understands, however, that it will be required to retain and continue to operate its network operations center for the Acquired Contracts for a mutually agreeable period of time beyond Closing. The parties agree, however, that if Seller is required to continue to operate its network operations center beyond May 15, 2001 in order to support any Acquired Contracts (excluding Acquired Contracts assigned to Buyer after April 15, 2001, or Acquired Contracts for which pertinent information necessary to transition the Acquired Contracts is not provided to Buyer as provided for in the last sentence of this Section 7.1 and contracts for which Buyer acts as a subcontractor), Buyer will reimburse Seller for all reasonable operational costs associated with the continued operation of Seller's network operations center so long as such continued operations are solely in connection with such Acquired Contracts. In no event will the reimbursement amount for any given month exceed the amount collected as fees for the Business under the Acquired Contracts for that month. In order to facilitate a smooth and timely transition of the Acquired Contracts to Buyer, Seller will upon Closing, and continuing weekly thereafter, provide Buyer with all requisite site implementation information for all of the Acquired Contracts in increments of a minimum of 1,000 sites per week.

     7.2.  Billing and Apportionment.  In order to effectuate an orderly billing
           -------------------------
           transition to Buyer, Seller shall continue to bill for services rendered by Buyer under the Acquired Contracts during the period commencing as of the Closing and ending June 30, 2001. After the invoice for the month of June is mailed out by Seller, Buyer shall be responsible for billing customers directly under all Acquired

           Contracts. Until May 31, 2001, Buyer will provide Seller with any changes to the standard monthly recurring billing information for services rendered by Buyer for the previous month under the Acquired Contracts fifteen (15) days prior to the date Seller sends its invoice to customers. On a monthly basis, Seller shall remit to Buyer the amount of any payment received from customers in the prior month attributable to the Acquired Contracts following the Service Date for the Acquired Contracts and will retain any amounts due to Seller pursuant to Section 3.2 hereof for Acquired Contracts fully transitioned to Buyer.

     7.3.  Transfer of Business.  For the period of time commencing with the
           --------------------
           Effective Date and ending March 31, 2004, Seller shall not, and shall cause its employees, agents, representatives, affiliates, officers and directors not to induce, incent, solicit or encourage, in any manner, any customer of Seller under an Acquired Contract to transfer to, or seek network management services as described in the Acquired Contracts from, a provider other than Buyer.

     7.4.  Confidentiality. Seller and Buyer shall abide by the terms of the
           ---------------
           non-disclosure provisions provided for in the Acquired Contracts.

     7.5.  Non-Compete. In consideration of the Acquisition Price and the
           -----------
           continuing payments provided for herein, Seller agrees that for a period of three (3) years from the Effective Date, Seller shall not directly or through any affiliate sell, as a stand-alone service, to customers under the Acquired Contracts remote monitoring or network management services similar in scope and function to the services described in the Acquired Contracts.

     7.6.  Employees. Buyer shall be permitted to discuss potential employment
           ---------
           arrangements with those employees of Seller identified on Schedule
           7.6. Buyer and Seller shall mutually agree to the employment start date for any such employee hired by Buyer if such start date is prior to May 15, 2001.

     7.7.  Subcontractor Agreement.  Seller shall use all reasonable efforts to
           -----------------------
           obtain any consents necessary to assign or otherwise transfer all the Seller's contracts in the Business to Buyer. In the event that any consent required with respect to a contract in the Business cannot be obtained, Seller may at its option and if permitted under the terms of each such contract subcontract all of its obligations relating to the Business under such contract to Buyer. In such event, Buyer and Seller shall enter into a Schedule under the Subcontractor Agreement attached hereto as Exhibit A (the "Subcontractor Agreement") covering each such contract subcontracted to Buyer. Seller will retain the billing obligation for all contracts subcontracted to Buyer.

     7.8.  Set-Off.  Buyer shall have the right to set-off the following amounts
           -------
           against the payments due Seller pursuant to Sections 3.2(a), (b) and
           (d):

               (i) A pro rata portion of the Acquisition Price for a particular Acquired Contract if: (i) the customer terminates such Acquired Contract prior to the expiration of the term stated on Schedule 1.1 for such contract; (ii) such early termination right is provided for in the Acquired Contract; and (iii) such termination is not caused by Buyer performance or quality issues. The pro rata portion of the Acquisition Price to be set-off shall be * percent (*%) of the difference between the Aggregate Remaining Term Value of the Acquired Contract as listed on
                      Schedule 1.1 and the actual aggregate remaining term value of the Acquired Contract based on the early termination date;

               (ii) The amount of any credits, penalties, fee reductions or reimbursements which are provided for in an Acquired Contract and are exercised by a customer or otherwise become applicable following the Service Date for such Acquired Contract;

               (iii) A pro rata portion of the Acquisition Price for a particular Acquired Contract if: (i) the term of the Acquired Contract actually expires earlier than the term date stated on Schedule 1.1 for such Acquired Contract; and (ii) the customer under the Acquired Contract does not renew or extend such contract. The pro rata portion of the Acquisition Price to be set-off shall be calculated by:
                      (i) multiplying the Acquisition Price of such Acquired Contract by the ratio of the number of days in the actual term of the Acquired Contract and the number of days in the term stated on Schedule 1.1; and then (ii) subtracting such amount from the Acquisition Price. If, however, a set-off against the payments due Seller pursuant to Sections 3(a), (b) and (d) is not sufficient to reimburse Buyer the pro rata portion of the Acquisition Price due Buyer pursuant to this subsection and such pro rata portion of the Acquisition Price is greater than or equal to * percent (*%) of the difference between the actual remaining term value of the Acquired Contract based on the actual term and the Aggregate Remaining Term Value of such Acquired Contract as listed on Schedule 1.1, Seller shall reimburse Buyer the pro rata portion of the Acquisition Price within thirty (30) days of its receipt of written notice of such amount; and

               (iv) A pro rata portion of the Acquisition Price for a particular Acquired Contract if the actual price per device for an Acquired Contract is actually lower than the price per device for such Acquired Contract listed on
                      Schedule 1.1. The pro rata portion of the Acquisition Price to be set-off shall be * percent (*%) of the difference between the Aggregate Remaining Term Value of

* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission the Acquired Contract as listed on Schedule 1.1 and the actual aggregate remaining term value of the Acquired Contract based on the actual price per device amount. If, however, a set-off against the payments due Seller pursuant to Sections 3(a), (b) and (d) is not sufficient to reimburse Buyer the pro rata portion of the Acquisition Price due Buyer pursuant to this subsection and such pro rata portion of the Acquisition Price is greater than or equal to * percent (*%) of the difference between the actual remaining term value of the Acquired Contract based on the actual price per device and the Aggregate Remaining Term Value of such Acquired Contract as listed on Schedule 1.1, Seller shall reimburse Buyer the pro rata portion of the Acquisition Price within thirty (30) days of its receipt of written notice of such amount.

     8.    Closing.
           -------

     8.1.  Initial Closing. The closing of the transactions contemplated by this
           ---------------
           Agreement shall take place by facsimile or at the offices of Comdisco, Inc. in Rosemont, Illinois on or before March 15, 2001 unless extended by both parties. The date on which such closing actually takes place is herein referred to as the "Initial Closing".
                                                              ---------------
           Any subsequent closing will occur as provided for in Section 8.2.

     8.2.  Subsequent Closings.  For contracts related to the Business for which
           -------------------
           Seller was unable to obtain a necessary consent to assignment prior to the Initial Closing, there may be additional closings as such consents to assignment are obtained (each a "Subsequent Closing");
                                                        ------------------
           provided, however, that no such Subsequent Closing shall occur later than April 16, 2001, unless mutually extended by Buyer and Seller. Anything in this Agreement to the contrary notwithstanding, the network diagrams, ARS database images, escalation procedures, performance reports and contact lists for the contracts to be added as Acquired Contracts pursuant to Subsequent Closings must be provided to Buyer prior to April 16, 2001, unless mutually extended by Buyer and Seller.

     8.3.  Closing Procedures. Each date on which either the Initial Closing or
           ------------------
           a Subsequent Closing takes place shall be deemed a "Closing". Each Closing will result in the contract for which the necessary consent has been obtained becoming an Acquired Contract for all purposes hereof as of the Effective Date for the Initial Closing and the date that the customer under the Acquired Contract executes the necessary consent to assignment for Subsequent Closings. Upon each Subsequent Closing, Schedule 1.1 shall be modified and updated to reflect each such contract as an Acquired Contract. Upon each Closing, Buyer shall pay Seller an amount equal to the Acquisition Price for each Acquired Contract added to Schedule 1.1 for that Closing. All terms and conditions of this Agreement, including the representations and warranties of each party, will apply to each

* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission

           Acquired Contract and will be updated and renewed as of each Subsequent Closing with respect to the applicable newly added Acquired Contract.

     8.4.  Post-Closing Obligations. Following each Closing, Buyer and Seller
           ------------------------
           shall execute and deliver such documents, and take such action as shall be reasonably requested by the other party to carry out the transactions herein contemplated.

     9.    General.
           -------

     9.1.  Expenses. Except as expressly provided for in Section 7.1, all
           --------
           expenses of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby including, without limitation, attorneys', accountants' and outside advisors' fees and disbursements, shall be borne by the party incurring such expenses.

     9.2.  Entire Agreement. This Agreement contains the entire understanding of
           ----------------
           the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, including, without limitation, the letter of intent dated February 8, 2001, among the parties hereto, and shall not be amended or terminated except by a written instrument hereafter signed by all of the parties hereto. The Schedules to this Agreement are to be considered a part of this Agreement for all purposes.

     9.3.  Assignment. None of the parties hereto may assign its rights or
           ----------
           delegate its obligations under this Agreement without the prior written consent of the other party.

     9.4.  Further Action.  Each of the parties hereto shall use all reasonable
           --------------
           efforts to do, or cause to be done, all things necessary, proper or advisable under applicable law to carry out the provisions of this Agreement and shall execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement.

     9.5.  Notices. All notices will be in writing and will be sent by certified
           -------
           or registered United States mail, postage prepaid and return receipt requested, or via a prepaid nationally recognized overnight courier or facsimile transmission. Notices will be addressed to the party for which it is intended at the address in the first paragraph of this Agreement or to such other address as either party shall from time to time indicate in writing. Notices will be effective upon receipt. A facsimile counterpart of any notice may be delivered to the parties and each party adopts its signature on the facsimile as its original signature and agrees that the facsimile will have the same effect as if the document had been signed and delivered by mail or in person.

     9.6.  Specific Performance. The parties agree that due to the unique
           --------------------
           subject matter of this transaction, monetary damages will be insufficient to compensate the non-breaching party in the event of a breach of any part of this Agreement. Accordingly, the parties agree that the non-breaching party shall be entitled (without prejudice to any other right or remedy to which it may be entitled) to an appropriate decree of specific performance, or an injunction restraining any violation of this Agreement or other equitable remedies to enforce this Agreement (without establishing the likelihood of irreparable injury or posting bond or other security), and the breaching party waives in any action or proceeding brought to enforce this Agreement the defense that there exists an adequate remedy at law.

     9.7.  Severability.  If any one or more of the provisions contained in this
           ------------
           Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired.

     9.8.  Attorney's Fees. In any action, proceeding or counterclaim arising
           ---------------
           out of or in any way connected with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and disbursements incurred in connection therewith.

     9.9.  No Third-Party Beneficiaries. This Agreement does not create, and
           ----------------------------
           shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

     9.10. Headings.  All headings in this Agreement are intended solely for
           --------
           convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     9.11. Counterparts.  This Agreement may be executed in any number of
           ------------
           counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     9.12. Governing Law. The validity and construction of this Agreement shall
           -------------
           be governed by the internal laws (and not the principles of conflict of laws) of the State of Delaware.

     9.13. Public Announcement. No press releases or public announcements relating to this Agreement will be released unless agreed to in writing in advance by both Seller and Buyer.

     9.14. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES

           EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH
           DAMAGES.


     IN WITNESS WHEREOF, and intending to be legally bound thereby, Buyer and Seller have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

                                    COMDISCO, INC.



                                    By:      /s/ John A. Jackson
                                       ------------------------------
                                    Name:        John A. Jackson
                                         ----------------------------
                                    Title:  President, Availability Solutions
                                          -----------------------------------


                                    NETSOLVE, INCORPORATED



                                    By:      /s/ Kenneth C. Kieley
                                       ------------------------------
                                    Name:        Ken Kieley
                                         ----------------------------
                                    Title:  VP Finance and CFO
                                          ---------------------------